EX.99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Wall Street EWM Funds Trust, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the Wall Street EWM Funds Trsut for the year ended December 31, 2025 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Wall Street EWM Funds Trust for the stated period.

/s/ Frederick Taylor	/s/ Dianna Caban
Frederick Taylor Principal Executive Officer	Dianna Caban Principal Financial Officer

Dated:	03/09/2026	Dated:	03/09/2026

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Wall Street EWM Funds Trust for purposes of Section 18 of the Securities Exchange Act of 1934.